UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): October 15, 2003
                               (October 15, 2003)

                             OBIE MEDIA CORPORATION
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             (Exact name of registrant as specified in its charter)


         OREGON                                                  93-0966515
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(State or other jurisdiction of                                (IRS Employer
incorporation or organization)                               Identification No.)


4211 West 11th Ave., Eugene, Oregon                             97402
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                    (Address of principal executive offices)

         541-686-8400                                   FAX 541-345-4339
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                           (Issuer's telephone number)


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS
(c)         Exhibits.
99.1     Press Release, dated October 15, 2003.


ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information set forth under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

         On October 15, 2003, Obie Media Corporation issued a press release announcing its third quarter operating statistics. A copy of the press release is attached as Exhibit 99.1.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed for and on its behalf by the undersigned hereunto duly authorized.

                                                  OBIE MEDIA CORPORATION


Date:  October 16, 2003                           By: /s/ GARY F. LIVESAY
                                                     --------------------
                                                      Vice President
                                                      Chief Financial Officer